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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                             _____________________

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 and 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):  December 22, 2000



                            PETROCORP INCORPORATED
              (Exact Name of Registrant as Specified in Charter)

           Texas                    0-22650                    76-0380430
(State or other Jurisdiction      (Commission        (I.R.S. Employer Identification No.)
of Incorporation)                 File Number)


6733 South Yale, Tulsa, Oklahoma                           74136
(Address of Principal Executive Offices)                 (Zip Code)



                                (918) 494-0000
              Registrant's Telephone Number, Including Area Code


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report
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     Item 5.   Other Events. On December 22, 2000, PetroCorp Incorporated and
               Southern Mineral Corporation issued a press release announcing that they had executed a definitive agreement regarding Southern Mineral's merger into PetroCorp. Both the press release, and the definitive agreement are attached hereto as exhibits 99.1 and
               99.2 respectively.

     Item 7.   Financial statement, Pro form Financial Information and Exhibits.

               Exhibit 99.1   Press Release issued December 22, 2000.

               Exhibit 99.2 Agreement and Plan of Merger among PetroCorp Incorporated, PetroCorp Acquisition Company and Southern Mineral Corporation dated December 22, 2000.



                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              PETROCORP INCORPORATED (Registrant)


                            By: /s/ Gary R. Christopher
                                --------------------------------------------
                                Gary R. Christopher, President and Chief
                                Executive Officer


DATED:  January 3, 2001
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                                 EXHIBIT INDEX

EXHIBIT NO.
-----------

99.1           Press Release dated December 22, 2000

99.2           Agreement and Plan of Merger among PetroCorp
               Incorporated, PetroCorp Acquisition Company and Southern Mineral Corporation dated December 22, 2000.